                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                              G.T. GLOBAL EASTERN EUROPE FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                        G.T. GLOBAL EASTERN EUROPE FUND
                         ANNUAL MEETING OF SHAREHOLDERS
                              50 CALIFORNIA STREET
                                   26TH FLOOR
                            SAN FRANCISCO, CA 94111

                                                                  MARCH 31, 1998

DEAR SHAREHOLDER:

    As you may be aware, the financial industry has seen many mergers and acquisitions over the last few years. A number of well-known, high-profile organizations have recently combined to build even stronger companies with greater resources. These same strategic objectives motivated the pending acquisition of GT Global and its sister divisions--including LGT Asset Management and Chancellor LGT Asset Management, collectively known as the Asset Management Division of Liechtenstein Global Trust--by AMVESCAP PLC, the parent corporation of A I M Management Group and INVESCO. At the annual meeting of Shareholders of G.T. Global Eastern Europe Fund on May 20, 1998, the shareholders will consider certain matters relating to the acquisition.

    Attached are the Notice and Proxy Statement for the Annual Meeting which describe a number of matters on which you, the Shareholder, are being asked to vote: (i) election of certain Trustees of the Fund; (ii) approval of a new investment management agreement and a sub-advisory agreement for the Fund; (iii) approval of changes to the fundamental investment restrictions of the Fund; and
(iv) ratification of the selection of independent accountants. THE FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THESE PROPOSALS.

    The proposed acquisition of GT Global and its affiliates by AMVESCAP offers the following opportunities for Shareholders of the G.T. Global Eastern Europe
Fund:

    - Continuity of the Fund's objective, policies and investment style.

    - Expanded investment team strength to manage your investments.

    - Business synergies between the two organizations, including global brand enhancement and broadened geographic coverage.

    Your vote is important. Please take a moment now to sign and return your proxy card(s) in the enclosed postage-paid envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares. If you have any questions concerning the proposals to be considered at the annual meeting of G.T. Global Eastern Europe Fund Shareholders on May 20, 1998, please contact the Fund's Transfer Agent at 1-800-426-5523.

                                          Sincerely,

                                          /s/ WILLIAM J. GUILFOYLE

                                          William J. Guilfoyle
                                          CHAIRMAN OF THE BOARD AND PRESIDENT

        IMPORTANT NEWS FOR G.T. GLOBAL EASTERN EUROPE FUND SHAREHOLDERS

    We encourage you to read the attached proxy statement in full; however, the following questions and answers represent some typical concerns that shareholders might have regarding this proxy statement.

WHY IS GT GLOBAL SENDING ME THIS PROXY?

    As you may know, AMVESCAP, the parent company of AIM Funds and INVESCO Funds has entered into an agreement to acquire GT Global and Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), the Fund's investment manager. As part of this acquisition, some changes are being recommended with respect to G.T. Global Eastern Europe Fund (the "Fund").

WHAT AM I BEING ASKED TO VOTE ON?

    The proposals you are being asked to vote on are:

    1.   Election of certain members of the Board of Trustees;

    2(a). Approval of a new investment management agreement;

    2(b). Approval of a sub-advisory agreement;

    3. Approval of changes to the fundamental investment restrictions of the Fund; and

    4.   Ratification of the selection of independent public accountants

HOW WILL THE ACQUISITION OF GT GLOBAL BY AMVESCAP AFFECT ME?

    The Board of the Fund believes that the acquisition will be beneficial to shareholders for a number of reasons, including:

    - AIM's performance record as an investment manager and reputation in the industry, and AMVESCAP's investment resources and commitment to the fund industry

    - The additional financial and investment resources supplied by AIM

WILL THE INVESTMENT OBJECTIVE OF MY FUND CHANGE?

    The investment objective of your Fund will not change.

HOW WILL THE EXPENSES FOR MY FUND BE AFFECTED?

    The fees and expenses payable by your Fund are not expected to increase as a result of any of the changes you are voting on.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

    The Board recommends that you vote FOR all of the proposals on the enclosed proxy card.

HOW DO I VOTE?

    You may indicate your vote on the enclosed proxy card and return it in the enclosed postage-paid envelope

        OR

    You may fax the proxy card to Shareholder Communications Corporation, our proxy solicitor, at 1-800-733-1885

        OR

    You may call in your vote to Shareholder Communications Corporation at 1-800-733-8481 Ext. 465

WHEN IS THE DEADLINE FOR VOTING?

    All votes must be received prior to the Shareholder Meeting, which will be held at 1:00 p.m. on May 20, 1998. However, to prevent additional costs from being incurred, it is important that you cast your vote as soon as possible. If we do not hear from you, you may receive a call from Shareholder Communications Corporation requesting that you vote your shares.

                        G.T. GLOBAL EASTERN EUROPE FUND
                              50 CALIFORNIA STREET
                                   26TH FLOOR
                        SAN FRANCISCO, CALIFORNIA 94111

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1998

TO THE SHAREHOLDERS:

    Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of G.T. Global Eastern Europe Fund (the "Fund") will be held at 50 California Street, 26th Floor, San Francisco, California, on May 20, 1998, at 1:00 p.m., Pacific time, for the following purposes:

    (1) To elect certain Trustees of the Fund;

    (2) To approve (a) a new investment management contract and (b) a sub-advisory contract with respect to the Fund;

    (3) To approve changes to the fundamental investment restrictions of the Fund;

    (4) To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent public accountants; and

    (5) To transact such other business as may properly come before the Meeting or any adjournment thereof.

    Shareholders of record at the close of business on March 17, 1998, are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Whether or not you attend the Meeting, we urge you to PROMPTLY COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD, so that a quorum will be present and a maximum number of shares may be voted.

                                          BY ORDER OF THE BOARD OF TRUSTEES,

                                          /s/ HELGE KRIST LEE

                                          HELGE KRIST LEE
                                          SECRETARY

SAN FRANCISCO, CALIFORNIA
MARCH 31, 1998

YOUR VOTE IS VERY IMPORTANT. PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

                                PROXY STATEMENT

                        G.T. GLOBAL EASTERN EUROPE FUND
                              50 CALIFORNIA STREET
                                   26TH FLOOR
                        SAN FRANCISCO, CALIFORNIA 94111

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                  MAY 20, 1998

                            ------------------------

    This Proxy Statement is being furnished to shareholders in connection with the solicitation of proxies by the Board of Trustees of G.T. Global Eastern Europe Fund (the "Fund"). These proxies are to be used at the Annual Meeting of Shareholders and at any adjournment thereof (the "Meeting") to be held at the offices of the Fund, 50 California Street, 26th Floor, San Francisco, California 94111, on May 20, 1998, at 1:00 p.m., Pacific time. Only shareholders of record at the close of business on March 17, 1998 ("Shareholders"), are entitled to notice of and to vote at the Meeting. Copies of this Proxy Statement and the accompanying materials will first be mailed to Shareholders on or about April 3, 1998.

    If the accompanying proxy card is properly executed and returned by a Shareholder in time to be voted at the Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the Shareholder. Executed proxies that are unmarked will be voted in favor of the nominees for trustee; in accordance with the recommendation of the Board of Trustees as to all other proposals described in this Proxy Statement and, at the discretion of the proxyholders, on any other matter that may properly have come before the Meeting or any adjournments thereof. Any proxy given pursuant to this solicitation may be revoked at any time before its exercise by giving written notice to the Secretary of the Fund or by the issuance of a subsequent proxy. To be effective, such revocation must be received by the Secretary of the Fund prior to the Meeting. In addition, a Shareholder may revoke a proxy by attending the Meeting and voting in person. The solicitation of proxies will be made primarily by mail but also may be made by telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions.

    The presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall constitute a quorum at the Meeting. If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve any of the proposals described in the Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Each full share of the Fund outstanding is entitled to one vote, and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote.

    Broker non-votes are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as Shares present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment or proposal or for or against any adjournment to permit further solicitation of proxies. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the Shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

    As of the record date, March 17, 1998 ("Record Date"), there were 6,859,396.86 shares of beneficial interest in the Fund. To the knowledge of the Fund's management, as of the record date, there were no beneficial owners of 5% or more of the outstanding shares of the Fund.

                                PROPOSAL NO. 1:
                              ELECTION OF TRUSTEES

    The Fund's Trustees, all of whom are listed below, are divided into three classes. Upon expiration of the term of office of each Trustee, a Trustee elected to succeed the Trustee whose term of office expires shall be elected for a term expiring on the date of the third annual meeting of shareholders or special meeting in lieu thereof following his or her election. The term of the Class 2 Trustees expires in 1998. The terms of Class 3 and 1 Trustees will expire in 1999 and 2000, respectively. It is proposed that the Class 2 Trustees be elected at the Meeting to serve for terms expiring in 2001. In addition, it is proposed that Mr. Guilfoyle, who has not previously been elected by Shareholders, be elected at the Meeting to serve the remaining portion of his current term which expires in 1999.

    It is the intention of each proxyholder named on the accompanying proxy card to vote FOR the election of the nominees listed below unless the Shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for any nominee. The Board of Trustees does not contemplate that any nominee, who has consented to being nominated, will be unable to serve as a Trustee for any reason, but if that should occur prior to the Meeting, the proxies will be voted for such other nominee(s) as the Board may recommend.

    The Trustees, with the exceptions of Mr. Guilfoyle and Mr. Wade, have served as Trustees since the Fund's commencement of operations in March 1990. Mr. Wade has served as a Trustee since January 1997 and Mr. Guilfoyle, President of GT Global, Inc. ("GT Global"), the principal distributor of the GT Global Funds, has served as a Trustee since February 1997.

       INFORMATION REGARDING NOMINEES FOR ELECTION AT THE ANNUAL MEETING

NAME, AGE, AND BUSINESS EXPERIENCE DURING                                                         POSITION(S)
THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS                                                      WITH THE FUND
---------------------------------------------------------------------------------------------  ------------------
CLASS 2--TERM EXPIRES 2001

Arthur C. Patterson, Age 54..................................................................  Trustee
Mr. Patterson is a Managing Partner, Accel Partners (a venture capital firm). He also serves as a director of Viasoft and PageMart, Inc. (both public software companies), as well as several other privately held software and communications companies. Mr. Patterson also is a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by Chancellor LGT.

Ruth H. Quigley, Age 63......................................................................  Trustee
Miss Quigley is a private investor. From 1984 to 1986, she was President of Quigley
Friedlander & Co., Inc. (a financial advisory services firm). Miss Quigley also is a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by Chancellor LGT.

NAME, AGE, AND BUSINESS EXPERIENCE DURING                                                         POSITION(S)
THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS                                                      WITH THE FUND
---------------------------------------------------------------------------------------------  ------------------
CLASS 3--TERM EXPIRES 1999

William J. Guilfoyle, Age 39*................................................................  Trustee and
Mr. Guilfoyle is President, GT Global since 1995; Director, GT Global since 1991; Senior Vice  Chairman of the
President and Director of Sales and Marketing, GT Global from May 1992 to April 1995; Vice     Board
President and Director of Marketing, GT Global from 1987 to 1992; Director, Liechtenstein
Global Trust AG (holding company of the various international LGT companies) Advisory Board since January 1996; Director, G.T. Global Insurance Agency ("G.T. Insurance") since 1996;
President and Chief Executive Officer, G.T. Insurance since 1995; Senior Vice President and
Director, Sales and Marketing, G.T. Insurance from April 1995 to November 1995; Senior Vice
President, Retail Marketing, G.T. Insurance from 1992 to 1993. Mr. Guilfoyle is also a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by Chancellor LGT.

                           INFORMATION REGARDING TRUSTEES WHOSE CURRENT TERMS CONTINUE

CLASS 3--TERM EXPIRES 1999

Robert G. Wade, Jr., Age 70*.................................................................  Trustee
Mr. Wade is Consultant to Chancellor LGT; Chairman of the Board of Chancellor Capital
Management, Inc. from January 1995 to October 1996; President, Chief Executive Officer and
Chairman of the Board of Chancellor Capital Management, Inc. from 1988 to January 1995. Mr.
Wade also is a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by Chancellor LGT.

CLASS 1--TERM EXPIRES 2000

C. Derek Anderson, Age 56....................................................................  Trustee
Mr. Anderson is President, Plantagenet Capital Management, LLC (an investment partnership);
Chief Executive Officer, Plantagenet Holdings, Ltd. (an investment banking firm); Director,
Anderson Capital Management, Inc., since 1988; Director, PremiumWear, Inc. (formerly
Munsingwear, Inc.) (a casual apparel company); and Director, "R" Homes, Inc. and various other companies. Mr. Anderson is also a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by Chancellor LGT.

Frank S. Bayley, Age 58......................................................................  Trustee
Mr. Bayley is a partner of the law firm of Baker & McKenzie; and Director and Chairman, C.D.
Stimson Company (a private investment company). Mr. Bayley also is a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by Chancellor LGT.

    The above information provides the business experience of each Trustee during at least the past five years. Corresponding information with respect to the executive officers of the Fund is provided below. See "Other
Information--Executive Officers of the Fund."

------------------------

* Mr. Guilfoyle and Mr. Wade are deemed to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), by virtue of their associations with GT Global and Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), the Companies' investment manager, or their affiliates. Mr. Guilfoyle is also deemed to be an "interested person" by virtue of his office with the Fund. Mr. Wade will resign as a Trustee as of the Closing Date (as defined below).

    To the knowledge of the Fund's management, as of the Record Date, the Trustees and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. As of the Record Date, Mr. Bayley and Miss Quigley beneficially owned directly or indirectly 100 and 200 shares of the Fund, respectively. Mr. Guilfoyle, Mr. Anderson, and Mr. Patterson owned no shares of the Fund as of the Record Date.

    There were eight meetings of the Board of Trustees held during the Fund's fiscal year ended October 31, 1997. The Board of Trustees has an Audit Committee comprised of Miss Quigley and Messrs. Anderson, Bayley and Patterson. The purpose of the Audit Committee is to oversee the annual audit of the Fund and review the performance of the independent accountants. During the Fund's last completed fiscal year, the Audit Committee met once. Each Trustee attended at least 75% of the total number of meetings of the Board and the Audit Committee.

    Each Trustee serves in total as a director or trustee of 12 registered investment companies managed or administered by Chancellor LGT ("Fund Complex"). The Fund pays each Trustee, who is not a director, trustee, officer or employee of Chancellor LGT, or any affiliated company, an annual fee plus a meeting fee for each Board or committee meeting attended by such Trustee and reimburses travel and other out-of-pocket expenses incurred in connection with attending such meetings. The table below summarizes the compensation of the Fund's Trustees for the fiscal year ended October 31, 1997 and provides the total compensation of the Board Members by the Fund Complex for the 1997 calendar year.

                               COMPENSATION TABLE

                                                                                                       TOTAL
                                                                                                    COMPENSATION
                                                                                                   FROM THE FUND
                                                                                   COMPENSATION     AND THE FUND
NAME OF PERSON(1)                                                                  FROM THE FUND     COMPLEX(2)
---------------------------------------------------------------------------------  -------------  ----------------
C. Derek Anderson................................................................   $  9,137.63    $   103,653.66
Frank S. Bayley..................................................................   $  9,057.89    $   106,555.73
Arthur C. Patterson..............................................................   $  8,050.00    $    89,700.00
Ruth H. Quigley..................................................................   $  8,958.79    $    98,037.50

------------------------

(1) Mr. Guilfoyle and Mr. Wade received no compensation from the Fund.

(2) The Trustees do not receive any pension or retirement benefits as compensation for their services to the Fund.

    REQUIRED VOTE. A plurality of all the votes cast at the Meeting is required for the election of each Trustee.

                        THE BOARD OF TRUSTEES RECOMMENDS
             THAT YOU VOTE "FOR" THE TRUSTEES LISTED IN PROPOSAL 1

                           PROPOSAL NO 2(A) AND 2(B):
                APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND
                             SUB-ADVISORY AGREEMENT

    BACKGROUND. On January 30, 1998, Liechtenstein Global Trust, AG ("LGT"), the indirect parent organization of Chancellor LGT and GT Global, Inc. (together, "GT Global") and LGT Holding (International) AG, Zurich, entered into an agreement (the "Purchase Agreement") with AMVESCAP PLC ("AMVESCAP") and AMD Acquisition Corp., pursuant to which AMVESCAP will acquire LGT's Asset Management Division, which includes GT Global and certain other affiliates (the "Purchase"). As a result of the Purchase, the Current Management Contracts will automatically terminate. Accordingly, Shareholders of the Fund are being asked to approve a new Investment Management Contract (the "New Management Agreement") and a new Sub-Advisory Contract (the "New Sub-Advisory Agreement") (the New Management Agreement and the New Sub-Advisory Agreement are collectively referred to as the "New Agreements"). Under the New Agreements, A I M Advisors, Inc. ("AIM"), a wholly owned subsidiary of AMVESCAP, would serve as investment manager, and Chancellor LGT (whose name would be changed following consummation of the Purchase) would serve as sub-adviser, to the Fund. See "Information Concerning AMVESCAP, AIM and Chancellor LGT." Forms of the New Agreements are attached hereto as Exhibits A and B. The Board has approved the New Management Agreement and New Sub-Advisory Agreement with respect to the Fund, subject to the approval of its Shareholders.

    Chancellor LGT has served and currently serves as investment manager to the Fund pursuant to an investment management contract (the "Current Management Contract"). It currently serves as investment manager to a total of 47 investment company portfolios with approximately $8 billion in assets as of December 31, 1997. As a result of the Purchase, the Current Management Contracts will automatically terminate. See "Information Concerning AIM and Chancellor LGT."

    At a meeting held on March 24, 1998, the Board, including a majority of the members of the Board who are not "interested persons" of the Fund (as defined in the 1940 Act) ("Independent Board Members"), approved, subject to shareholder approval, the New Agreements. A description of the New Agreements is provided below under "Terms of the New Agreements." Such description is only a summary and is qualified by reference to the attached Exhibits A and B. A summary of the Board's considerations is provided below under "Board Considerations."

    In approving the New Agreements, the Board took into account that, except for the change in the investment manager and the establishment of a sub-advisory relationship, there are no material differences between the provisions of the Current Management Contract and the New Agreements. The Board also noted that the costs and expenses associated with the Purchase will be paid for by the Buyer and the Sellers and not by the Fund or its Shareholders. Further, based on the representations of AIM and Chancellor LGT regarding their intentions, the Board does not anticipate currently that there will be substantial changes in the way in which the Fund is managed or operated, except as noted below. Following the Closing Date, as defined below, AIM intends to carefully study the investment performance of the Fund, as well as the combined resources of AMVESCAP and Chancellor LGT, in order to determine what steps, if any, may be taken to ensure strong investment performance of the Fund into the future. It is anticipated that as a result of such study, AIM may recommend, among other things, various actions such as changes in or adjustments to the investment personnel assigned to manage the Fund.

    If the conditions set forth in the Purchase Agreement are not met or waived or if the Purchase Agreement is terminated, the Purchase will not be consummated, and the Current Management Contract will remain in effect. If the New Agreements are approved, and the Purchase is thereafter consummated, the New Agreements will be executed and become effective on or about the Closing Date.

    SHAREHOLDER APPROVAL REQUIREMENTS. Approval of the New Management Agreement and New Sub-Advisory Agreement on behalf of the Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Each of the New Management Agreement and the New Sub-Advisory Agreement is completely contingent upon the approval of the other, and neither will be implemented unless both are approved. If the New Agreements are not approved and the Purchase is consummated, the Board will determine what further action to take. Because the Purchase is not contingent on the approval of the New Agreements, it is possible that the Purchase will be consummated even if the Fund does not approve the New Agreements. In such case, GT Global (including Chancellor LGT) would be acquired by AMVESCAP and the Current Management Contract would automatically terminate. As a result, the Board would need to make new arrangements for obtaining advisory services. Such steps could include the hiring of AIM and Chancellor LGT to provide services on an interim basis, and AMVESCAP has indicated its willingness to permit AIM and Chancellor LGT to provide such services if so requested.

    PURCHASE OF LGT'S ASSET MANAGEMENT DIVISION BY AMVESCAP. On January 30, 1998, LGT and LGT Holding (International) AG, Zurich (together, the "Sellers") entered into the Purchase Agreement with AMVESCAP and AMD Acquisition Corp., a wholly owned subsidiary of AMVESCAP (the "Buyer"), pursuant to which the Buyer will purchase the global asset management business of the Sellers by acquiring the shares of, and the equity interests in, the subsidiaries of the Sellers that conduct such business (the "Transferred Companies"). Under the Purchase Agreement, the Buyer shall pay the Sellers $1.3 billion, which shall be (i) reduced (or increased) to the extent that the closing tangible net worth of the Transferred Companies at closing is less than (or greater than) zero, (ii) reduced to the extent that annualized asset management fees (without giving effect to market and currency fluctuations) of the Transferred Companies at closing, in respect of which client consents have been obtained, are less than 92.5% of base investment management fees and (iii) adjusted in respect of certain transaction-related fees and expenses (including, among other things, mutual fund shareholder and other client consent costs). Thus, failure by Shareholders of the Fund to approve the New Agreements may result in the Buyer paying, and the Sellers receiving, a lower amount for the sale of the Transferred Companies, but will not necessarily preclude a closing of the Purchase.

    The closing is expected to occur on or about May 29, 1998 (the "Closing Date") subject to the satisfaction or waiver of certain conditions that include, among other things: (i) the annualized asset management fees (without giving effect to market and currency fluctuations) being at least 60% of base management fees; (ii) approval of the Purchase by AMVESCAP shareholders; (iii) certain governmental approvals and other third party consents having been received; (iv) representations and warranties made by the parties being true and correct in all material respects at the closing; and (v) no party being subject to any order prohibiting the consummation of the Purchase.

    The Purchase Agreement may be terminated at any time prior to the Closing Date (i) by the mutual consent of the Buyer and LGT; (ii) by written notice by any party after September 30, 1998; (iii) by the Sellers if, by a specified date, AMVESCAP's shareholders have not approved the transaction; or (iv) under the other circumstances set forth in the Purchase Agreement.

    BOARD CONSIDERATIONS. At a series of meetings in February and March with the Board, representatives of AMVESCAP, the INVESCO Global group of AMVESCAP, AIM, Chancellor LGT and GT Global, Inc. discussed with the Board the anticipated effects of the Purchase on the advisory, sub-advisory and related relationships with the Fund. At these meetings, these representatives provided information to the Board concerning the specific terms of the Purchase Agreement, the anticipated advisory and sub-advisory relationships with the Fund, and the proposed plans for ongoing management and operation of the Fund. Throughout this period, the Board and their counsel requested and received additional information from AIM, GT Global and their counsel, and held telephone conferences regarding the Purchase and its potential impact on the Fund and its shareholders.

    In connection with their review, the Board obtained substantial information regarding: the management, financial position and business of AMVESCAP and AIM and their affiliates, including INVESCO; the history of AIM's and its affiliates' business and operations; the performance of the investment companies advised by AIM, INVESCO and their respective affiliates; the impact of the Purchase on the Fund and its shareholders; the plans of AMVESCAP and its affiliates with respect to GT Global and the GT Global Funds; performance and financial information about the Fund; and information about other funds and their fees and expenses. The Board also received information regarding the terms of the Purchase and comprehensive financial information including: AMVESCAP's plans for financing the Purchase; the impact of the financing on AIM; AMVESCAP's plans for the compensation and retention of personnel currently employed by GT Global and the Transferred Companies who currently provide services to the Companies, including an employee stabilization plan being implemented at GT Global; and information concerning employment contracts with senior management of GT Global.

    In connection with their deliberations, the Board evaluated the above-referenced information and considered, among other things, the following factors (the order of which is no indication of the importance given to each):
(1) the expectation that the investment objectives, policies and management strategies of the Fund after the Purchase will not materially change; (2) the expectation that substantially the same investment teams and management personnel will manage the Fund on a day-to-day basis through Chancellor LGT as sub-adviser to the Fund, which will be supported where appropriate by investment and other personnel of AMVESCAP, INVESCO, AIM and their affiliates who are experienced in managing and administering similar investment products; (3) the expectation that the investment expertise available to the Fund will be enhanced by the combined AMVESCAP/Chancellor LGT management team; (4) the continued employment of and retention incentives for senior management of GT Global and the continued maintenance of investment personnel by Chancellor LGT and its affiliates in multiple locations throughout the world; (5) the ability of AMVESCAP to provide sufficient capital to support the operations of AIM and GT Global and AMVESCAP's commitment to paying compensation adequate to attract and retain top quality personnel; (6) the additional administrative and shareholder services which can be provided by a larger organization such as AIM; (7) the overall advantages of being managed by the AMVESCAP organization which will have approximately $250 billion under management and operations throughout the world following the closing, especially in light of increasingly competitive conditions in the financial services industry, including the increasing presence in the industry of large and well-capitalized companies which are spending substantial amounts to engage personnel and to provide services to competing investment companies; and (8) the continuity of experience offered by the Board.

    In reaching its determinations, the Board also considered the fact that the new advisory and sub-advisory relationships are intended to conform to the safe harbor provided by Section 15(f) of the 1940 Act for new advisory and other arrangements arising from the sale of fund management businesses such as Chancellor LGT's. Under the Purchase Agreement, AMVESCAP has agreed to conduct its business and to use its reasonable best efforts to cause each of its affiliates to conduct its business so as to assure that, insofar as is within AMVESCAP's or its affiliates' control (i) for a period of three years after the closing of the Purchase, at least 75% of the members of the Board would be Independent Board Members; and (ii) for a period of two years after the closing of the Purchase, there would not be imposed on the Fund an "unfair burden" (as defined in the 1940 Act) as a result of the Purchase.

    The Board also evaluated the New Management Agreement and the New Sub-Advisory Agreement. The Board assured itself that the New Agreements, including the terms relating to the services to be provided and the fees and expenses payable by the Fund, are not materially different from the Current Management Contract for the Fund, except that AIM rather than Chancellor LGT will be the investment manager for the Fund and Chancellor LGT will be the sub-adviser for the Fund.

    At the Board meetings held during February and March, 1998, the Board received presentations by AMVESCAP, AIM, INVESCO, Chancellor LGT, and GT Global, Inc. and considered each of the foregoing factors. During this time period, the Independent Board Members also met separately and conferred with their counsel, who is not counsel to the Fund, AMVESCAP or its affiliates or Chancellor LGT or its affiliates. Based upon these considerations, on March 24, 1998, the Board unanimously approved the New Management Agreement and the New Sub-Advisory Agreement for the Fund and recommended approval by the Shareholders.

    TERMS OF THE NEW AGREEMENTS. If the New Agreements are approved by Shareholders as described herein, upon the closing of the Purchase, AIM will serve as the investment manager to the Fund. With the exception of the replacement of Chancellor LGT by AIM as the investment manager, the New Management Agreement is substantially the same as the Current Management Contract in all material respects, except: (1) the New Agreement is governed by Delaware law, while the Current Management Contract is governed by California law; (2) the New Management Agreement includes a license provision that governs the use of the "AIM" name; the Current Management Contract contains no such provision; (3) the provision in the Current Management Contract addressing oversight of Fund pricing and computation of net asset value has been deleted from the New Agreements, since AIM and Chancellor LGT will perform these functions directly; (4) a provision has been added to the New Agreement allowing its amendment without shareholder approval when permitted by the 1940 Act; and
(5) the date of effectiveness which, assuming Shareholder approval, would be on or about the Closing Date. AIM will be contractually obligated to provide the same services to the Fund as are currently provided by Chancellor LGT, in return for the same advisory fees as are currently in place.

    Pursuant to the New Sub-Advisory Agreement, Chancellor LGT will serve as sub-adviser to the Fund upon approval of the Fund's Shareholders. Chancellor LGT would provide substantially all of the services for the Fund that it currently provides. It would be paid sub-advisory fees by AIM, not by the Fund.

    Forms of the New Management Agreement and New Sub-Advisory Agreement are attached hereto as Exhibits A and B. The descriptions of the New Agreements set forth herein are qualified in their entirety by reference to Exhibits A and B. Although the Current Management Contract has not terminated and the New Agreements have not become effective, the New Agreements are described below as if they were both in effect.

    Under the New Management Agreement, AIM will:

    (a) subject to the supervision of the Board, provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents of the Fund;

    (b) determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and the brokers and dealers through whom trades will be executed; and

    (c) oversee the maintenance of all books and records with respect to the securities transactions of the Fund, and furnish the Board with such periodic and special reports as the Board reasonably may request.

    In performing its obligations under the New Management Agreement, AIM is required to comply with all applicable laws. AIM shall not be liable and the Fund shall indemnify AIM and its directors, officers and employees, for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund in connection with the matters to which the New Management Agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of AIM in the performance by AIM of its duties or from reckless disregard by AIM of its obligations and duties under the New Management Agreement. Any person, even though also an officer, director, employee or agent of AIM, who may be or become an officer, Trustee, employee or agent of the Fund shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as an officer, partner, employee, or agent or one under the control or direction of AIM even though paid by it.

    The New Management Agreement provides that all of the ordinary business expenses not specifically assumed by AIM incurred in the operations of the Fund shall be paid by the Fund. These expenses include but are not limited to brokerage commissions, taxes, legal, accounting, auditing or governmental fees, custodian, and transfer agent costs. AIM will assume the cost of any compensation received by the officers of the Fund and by the Trustees who are not Independent Board Members, for services provided to the Fund.

    The New Management Agreement provides that, subject to the approval of the Board and the Fund's Shareholders, AIM may delegate any and all of its duties to a sub-adviser, provided that AIM shall continue to supervise the performance of any such sub-adviser. In this regard, AIM will enter into the New Sub-Advisory Agreement with Chancellor LGT. Pursuant to the New Sub-Advisory Agreement, AIM intends to delegate all of its duties under the New Management Agreement to Chancellor LGT. The New Sub-Advisory Agreement is substantially the same in all material respects to the New Management Agreement, and the description above of the duties and services to be performed by AIM will apply to Chancellor LGT as Sub-Adviser to the Fund.

    Under the New Agreements, AIM will be compensated at the rate of 1.25% of the Fund's average weekly net assets, and Chancellor LGT will be compensated by AIM at the rate of 0.60% of the Fund's average weekly net assets. The aggregate management fee paid to Chancellor LGT in the Fund's most recently completed fiscal year was $1,650,255.

    The New Management Agreement and the New Sub-Advisory Agreement may be terminated at any time without penalty by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to AIM or Chancellor LGT, respectively, or by AIM or Chancellor LGT, respectively, at any time without penalty on 60 days' written notice to the Fund. Each of the New Agreements will terminate automatically in the event of any assignment, as defined by the 1940 Act. The New Agreements continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Board Members, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

    INFORMATION CONCERNING AMVESCAP, AIM AND CHANCELLOR LGT. AMVESCAP, along with its subsidiaries, is one of the largest independent investment management organizations in the world. The AMVESCAP group of companies (through the AIM and INVESCO brand names) offers a broad array of investment products and services to institutions and individuals. As of December 31, 1997, AMVESCAP and its subsidiaries had approximately $192 billion under management. AMVESCAP's worldwide investment team consists of approximately 330 investment professionals located in major financial centers, and includes larger investment teams in Atlanta, Boston, Dallas, Denver, Hong Kong, Houston, London, Louisville, Miami, Portland (Oregon), and Tokyo. The expertise, personnel, data and systems of AMVESCAP's worldwide investment team, as well as the ongoing resources of Chancellor LGT, will be available to AIM and Chancellor LGT in their management of the Fund. The corporate headquarters of AMVESCAP are located at 11 Devonshire Square, London EC2M 4YR, England.

    AIM was organized in 1976 and, together with its affiliates, currently advises over 50 investment company portfolios (the "AIM Funds"). As of December 31, 1997, the total assets of the AIM Funds were approximately $83 billion. AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"). Certain of the Directors and officers of AIM are also Trustees/Directors and executive officers of the AIM Funds. The address of AIM, all of the Directors of AIM and AIM Management, is 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173.

    Chancellor LGT currently provides investment management services to the Fund. Chancellor LGT and its worldwide asset management affiliates have provided investment management and administrative services to institutional, corporate and individual clients around the world since 1969. As of December 31, 1997, Chancellor LGT and its worldwide affiliates managed approximately $54 billion in assets. In the

United States, as of December 31, 1997, Chancellor LGT managed or administered approximately $8 billion of assets of registered investment companies, including two other closed-end funds, and sub-advised one other registered investment company. In addition to the investment resources of its San Francisco and New York offices, Chancellor LGT draws upon the expertise, personnel, data and systems of other investment offices of LGT's Asset Management Division in Frankfurt, Hong Kong, London, Singapore, Sydney, Tokyo and Toronto. The U.S. offices of Chancellor LGT are located at 50 California Street, 27th Floor, San Francisco, CA 94111 and 1166 Avenue of the Americas, New York, NY 10036.

    Chancellor LGT and its worldwide affiliates, including LGT Bank in Liechtenstein, compose Liechtenstein Global Trust. Liechtenstein Global Trust is a provider of global asset management and private banking products and services to individual and institutional investors. Liechtenstein Global Trust is controlled by the Prince of Liechtenstein Foundation, which serves as the parent organization for the various business enterprises of the Princely Family of Liechtenstein. The principal business address of the Prince of Liechtenstein Foundation is Herrengasse 12, FL-9490, Vaduz, Liechtenstein.

    PROPOSAL 2(a) ASKS SHAREHOLDERS TO APPROVE THE NEW MANAGEMENT AGREEMENT, AND PROPOSAL 2(b) ASKS SHAREHOLDERS TO APPROVE THE NEW SUB-ADVISORY AGREEMENT. PROPOSALS 2(a) AND 2(b) ARE COMPLETELY INTERDEPENDENT, AND THE FAILURE TO APPROVE EITHER PROPOSAL 2(a) OR 2(b) WILL MEAN THAT NEITHER PROPOSAL WILL BE IMPLEMENTED.

                     THE BOARD RECOMMENDS THAT YOU VOTE FOR
                        PROPOSAL 2(a) AND PROPOSAL 2(b).

                                PROPOSAL NO. 3:
             APPROVAL OF CHANGES TO CERTAIN FUNDAMENTAL INVESTMENT
                            RESTRICTIONS OF THE FUND

    PROPOSAL. Changes are proposed to the fundamental investment restrictions ("fundamental restrictions") of the Fund.

    REASONS FOR THE PROPOSED CHANGES. Pursuant to the 1940 Act, the Fund has adopted certain fundamental restrictions, which may be changed only with shareholder approval. Restrictions and policies that the Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Fund's Board of Trustees without shareholder approval.

    Several of the fundamental restrictions that the Fund has adopted reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. In addition, other fundamental restrictions reflect federal regulatory requirements that remain in effect but are not required to be stated as fundamental, or in some cases even as non-fundamental, restrictions.

    Accordingly, the Board has approved revisions to the Fund's fundamental restrictions in order to simplify, modernize and make more uniform those restrictions that are required to be fundamental. In several instances, existing fundamental restrictions that are eliminated because they are not required to be fundamental would be re-classified as non-fundamental restrictions. However, non-fundamental restrictions may be changed by the Board without shareholder approval.

    The Board believes that by reducing to a minimum those restrictions that can be changed only by shareholder vote, the Fund will be able to avoid the costs and delays associated with a shareholder meeting if the Board decides to make future changes to its investment policies. Although the proposed changes in fundamental restrictions will allow the Fund greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in the Fund or the manner in which the Fund is managed.

    PROPOSED CHANGES. The following is the text and a summary description of the proposed changes to the Fund's fundamental restrictions, together with the text of those non-fundamental restrictions that would be adopted in connection with the elimination of certain of the Fund's current fundamental restrictions. The text below also describes those fundamental restrictions that are being eliminated for which no corresponding non-fundamental restrictions are being proposed. Any non-fundamental restriction may be modified or eliminated by the Board at any future date without any further approval of shareholders. Shareholders should note that certain of the fundamental restrictions that are treated separately below currently are combined within a single existing fundamental restriction.

    With respect to each proposed fundamental or non-fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the Fund's portfolio securities or the amount of its total assets will not be considered a violation of the restriction.

A.   MODIFICATION OF FUNDAMENTAL RESTRICTION ON CONCENTRATION.

    PROPOSED CHANGE: Upon the approval of Proposal 3, the existing fundamental restriction on concentration would be modified as follows:

        "The Fund will not purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities."

    DISCUSSION: The proposed changes to the Fund's fundamental restriction on concentration would make minor changes in wording from the existing fundamental restriction.

B. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND BORROWING MONEY.

    PROPOSED CHANGE: Upon the approval of Proposal 3, the existing fundamental restriction on issuing senior securities and borrowing money for the Fund would be modified as follows:

        "The Fund will not issue senior securities except as permitted under the 1940 Act and will not borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes."

    DISCUSSION: The 1940 Act establishes limits on the ability of the Fund to borrow money or issue "senior securities," a term that is defined, generally, to refer to Fund obligations that have a priority over the Fund's shares of beneficial interest with respect to the distribution of Fund assets or the payment of dividends. The proposed change to the Fund's fundamental restriction on borrowing would make minor changes in wording from the existing fundamental restriction.

C.   MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

    PROPOSED CHANGE: Upon the approval of Proposal 3, the existing fundamental restriction on making loans for the Fund would be modified as follows:

        "The Fund will not make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan."

    DISCUSSION: The proposed changes to this fundamental restriction would make minor changes in wording from the existing fundamental restriction on making loans. In addition, the proposed restriction more completely describes various types of debt instruments the Fund may purchase that do not constitute the making of a loan.

D.   MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

    PROPOSED CHANGE: Upon the approval of Proposal 3, the existing fundamental restriction on underwriting securities for the Fund would be modified as follows:

        "The Fund will not engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities."

    DISCUSSION: The proposed changes to this fundamental restriction would make minor changes in wording from the existing fundamental restriction on underwriting securities.

E.   MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

    PROPOSED CHANGE: Upon the approval of Proposal 3, the existing fundamental restriction on real estate investments for the Fund would be modified as follows:

        "The Fund will not purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

    DISCUSSION: The proposed changes to this fundamental restriction would make changes in wording from the existing fundamental restriction on real estate investments and would provide more detail regarding the types of real estate related securities that are permissible investments for the Fund. In addition, the proposed restriction includes an exception that permits the Fund to hold real estate acquired as a result of ownership of securities or other interests.

F.   MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN COMMODITIES.

    PROPOSED CHANGE: Upon the approval of Proposal 3, the existing fundamental restriction on investing in commodities for the Fund would be modified as follows:

        "The Fund will not purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

    DISCUSSION: The proposed changes to this fundamental restriction are intended to ensure that the Fund will have the maximum flexibility to enter into hedging and other transactions utilizing financial contracts and derivative products when doing so is permitted by the Fund's other investment policies and would make changes in wording from the existing fundamental restriction on investing in commodities. Furthermore, the proposed restrictions would allow the Fund to respond to the rapid and continuing development of derivative products. The proposed restriction broadens the exception to the prohibition on buying and selling physical commodities to cover all financial derivative instruments rather than only financial futures and currency instruments.

G.   ELIMINATION OF FUNDAMENTAL RESTRICTION ON PLEDGING ASSETS.

    PROPOSED CHANGE: Upon the approval of Proposal 3, the existing fundamental restriction on pledging assets for the Fund would be eliminated and the Fund would become subject to the following non-fundamental restriction:

        "The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

    DISCUSSION: The Fund is not required to have a fundamental restriction with respect to the pledging of assets. In order to maximize the Fund's flexibility in this area, the Board believes that the Fund's restriction on pledging assets should be made non-fundamental. The non-fundamental restriction would be similar to the fundamental restriction proposed to be eliminated. The Board does not expect this change to have any impact on the Fund's operations. Moreover, the reference in this fundamental restriction to short-sales, when-issued and forward commitment contracts and hedging transactions has been deleted since these investment techniques are addressed already by other fundamental and non-fundamental restrictions.

H. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES.

    PROPOSED CHANGE: Upon the approval of Proposal 3, the existing fundamental restriction on purchasing securities issued by other investment companies for the Fund would be eliminated.

    DISCUSSION: There is no legal requirement that the Fund have a fundamental restriction on this subject. This change would offer the Fund the ability to use alternative investment structures. In addition, the ability of the Fund to invest in other investment companies already is subject to certain percentage limitations in the 1940 Act. Accordingly, the Board believes this investment restriction should be eliminated.

I. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTMENTS IN OIL, GAS AND MINERAL LEASES AND PROGRAMS.

    PROPOSED CHANGE: Upon the approval of Proposal 3, the existing fundamental restriction on investments in oil, gas or minerals for the Fund would be eliminated.

    DISCUSSION: The Fund is not required to have a fundamental restriction with respect to oil, gas or mineral investments. In order to maximize the Fund's flexibility in this area, the Board believes that the Fund's restriction on oil, gas and mineral investments should be eliminated. Notwithstanding the elimination of this fundamental restriction, the Fund does not expect to invest at this time in oil, gas and mineral leases and programs.

J.   ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF
     CONTROL.

    PROPOSED CHANGE: Upon the approval of Proposal 3, the Fund's existing fundamental restriction on investing for the purpose of control for the Fund would be eliminated.

    DISCUSSION: The Board proposes to eliminate this fundamental restriction, which prohibits the Fund from investing in companies for the purpose of exercising control or management. Elimination of this restriction would clarify the Fund's ability to exercise freely its rights as a shareholder of the companies in which it invests. The Fund, however, does not currently intend to become involved in directing or administering the day-to-day operations of any company.

    Chancellor LGT believes that it should be able to communicate freely the Fund's views as a shareholder on important matters of policy to a company's management, its board of directors and its shareholders, when Chancellor LGT or the Board believes that such action or policy may affect significantly the value of its investment. The activities that the Fund might engage in, either individually or with others, include seeking changes in a company's direction, seeking the sale of a company or a portion of its assets, or participating in a takeover effort or in opposition to a takeover effort. Chancellor LGT believes that the Fund currently may engage in such activities without necessarily violating this fundamental restriction. Nevertheless, the existence of the investment restriction might give rise to a claim that such activities did in fact constitute investing for control or management.

K.   ELIMINATION OF FUNDAMENTAL RESTRICTION ON SELLING SECURITIES SHORT.

    PROPOSED CHANGE: Upon the approval of Proposal 3, the existing fundamental restriction on selling securities short for the Fund would be eliminated.

    DISCUSSION: The Fund is not required to have a fundamental restriction with respect to short sales of securities. In order to maximize the Fund's flexibility in this area, the Board believes that the Fund's restriction on short sales of securities should be eliminated. Notwithstanding the elimination of this fundamental restriction, the Fund expects to continue not to engage in short sales of securities, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to, or convertible into or exchangeable for, those sold short.

    REQUIRED VOTE. Approval of each of the changes contemplated by Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. In addition to voting "for" or "against" the entire Proposal 3, shareholders of the Fund also may vote against the changes proposed with respect to specific fundamental restrictions in the manner indicated on the proxy card.

    If the proposed changes are approved by shareholders of the Fund at the Meeting, those changes will be effective on the Fund's next business day.

    IF ONE OR MORE OF THE CHANGES CONTEMPLATED BY PROPOSAL 3 ARE NOT APPROVED BY SHAREHOLDERS, THE RELATED EXISTING FUNDAMENTAL RESTRICTION(S) OF THE FUND WILL CONTINUE IN EFFECT.

        THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 3.

                                PROPOSAL NO. 4:
        RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    At a meeting called for the purpose of such selection, the firm of Coopers & Lybrand L.L.P. was selected by the Fund's Board of Trustees, including the independent trustees, as the independent public accountants to audit the books and the accounts of the Fund for the fiscal year ending October 31, 1998, and to include its opinion in financial statements filed with the Securities and Exchange Commission ("SEC"). The Board has directed the submission of this selection to the Shareholders for ratification. Coopers & Lybrand L.L.P. has advised the Board that it has no financial interest in the Fund. For the fiscal year ended October 31, 1997, the professional services rendered by Coopers & Lybrand L.L.P. included the issuance of an opinion on the financial statements of the Fund and an opinion on other reports of the Fund filed with the SEC. Representatives of Coopers & Lybrand L.L.P. are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

    REQUIRED VOTE. Ratification of the selection of Coopers & Lybrand L.L.P. requires the affirmative vote of a majority of the votes cast thereon at the Meeting.

        THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 4

                               OTHER INFORMATION

EXECUTIVE OFFICERS AND DIRECTORS OF AIM

NAME, POSITION WITH AIM                                            PRINCIPAL OCCUPATIONS
----------------------------------------  ------------------------------------------------------------------------
John J. Arthur                            Director Senior Vice President and Treasurer, AIM; and Vice President
Director                                  and Treasurer, A I M Management Group, Inc., A I M Capital Management,
                                          Inc., A I M Distributors, Inc., A I M Fund Services, Inc. and Fund
                                          Management Company.

Charles T. Bauer                          Chairman of the Board of Directors, A I M Management Group, Inc., A I M
Director                                  Advisors, Inc., A I M Capital Management, Inc., A I M Distributors,
                                          Inc., A I M Fund Services, Inc., and Fund Management Company; and
                                          Director and Executive Vice Chairman, AMVESCAP PLC.

Gary T. Crum                              Director and President, A I M Capital Management, Inc., Director and
Director                                  Senior Vice President, A I M Management Group, Inc.; and AIM; Director,
                                          A I M Distributors, Inc.; and Director, AMVESCAP PLC.

Robert H. Graham                          Director, President, and Chief Executive Officer, A I M Management
Director and President                    Group, Inc.; Director and President, A I M; Director and Senior Vice
                                          President, A I M Capital Management, Inc., A I M Distributors, Inc.,
                                          A I M Fund Services, Inc., and Fund Management Company; and Director and
                                          Chief Executive Officer, AMVESCAP PLC.

Dawn M. Hawley                            Director and Vice President, AIM; and Senior Vice President and Chief
Director                                  Financial Officer, A I M Management Group, Inc.

Carol F. Relihan                          Director, Senior Vice President, Secretary and General Counsel, AIM;
Director                                  Director, Vice President and General Counsel, Fund Management Company;
                                          Vice President, Secretary and General Counsel, A I M Management Group,
                                          Inc.; Vice President and General Counsel, A I M Capital Management, Inc.
                                          and AIM Distributors, Inc.

EXECUTIVE OFFICERS AND DIRECTORS OF CHANCELLOR LGT

NAME, POSITION(S) WITH
CHANCELLOR LGT AND ADDRESS                  PRINCIPAL OCCUPATIONS AND BUSINESS EXPERIENCE FOR PAST FIVE YEARS(1)
----------------------------------------  ------------------------------------------------------------------------
Paul J. Loach, 46                         Chairman of the Board of Directors of Chancellor LGT since August 1997;
Chairman of the Board of Directors        Director and Managing Director of LGT Asset Management PLC (London)
1166 Avenue of the Americas               since October 1994; Group Manager and Director of Framlington Group from
New York, NY 10036                        May 1988 to October 1994.

Prince Philipp von und zu Liechtenstein,  Director of Chancellor LGT since November 1996; Vice Chairman of
51                                        Supervisory Board of LGT Bank in Liechtenstein (Deutschland) GmbH
Director                                  (Frankfurt) since 1992; Chairman of the Board of Directors and CEO of
Herrengasse 12, P.O. Box 85               Liechtenstein Global Trust (Vaduz) since 1990; Vice Chairman of the
FL-9490 Vaduz, Liechtenstein              Board of Directors of LGT Bank in Liechtenstein since 1981.

NAME, POSITION(S) WITH
CHANCELLOR LGT AND ADDRESS                  PRINCIPAL OCCUPATIONS AND BUSINESS EXPERIENCE FOR PAST FIVE YEARS(1)
----------------------------------------  ------------------------------------------------------------------------
John G. Greenwood, 51                     Chief Economist and Director of Chancellor LGT since November 1997;
Director                                  Chief Economist of Chancellor LGT from February 1994 to October 1996;
50 California Street, 27th Floor          Chief Economist of LGT Asset Management, Limited (Hong Kong) from
San Francisco, CA 94111                   September 1974 to January 1994.

Nina Lesavoy, 40                          Director of Chancellor LGT Senior Secured Management, Inc. since
Director and Head of North                November 1997; Director and Head of North American Institutional
American Institutional Distribution       Distribution for Chancellor LGT since November 1996; Director and Head
1166 Avenue of the Americas               of Client Service and Sales for Chancellor LGT from March 1990 to
New York, NY 10036                        October 1996.

Donald H. Young, 59                       Director and Head of the Structured Products Group for Chancellor LGT
Director                                  since November 1996; Director and Head of Global Asset Allocation for
1166 Avenue of the Americas               Chancellor LGT from October 1988 to October 1996.
New York, NY 10036

Ken W. Chancey, 52                        Senior Vice President--Mutual Fund Accounting, Chancellor LGT since
Senior Vice President                     1997; Vice President--Mutual Fund Accounting, Chancellor LGT from 1992
Mutual Fund Accounting                    to 1997; Vice President, Putnam Fiduciary Trust Company from 1989 to
50 California Street, 27th Floor          1992.
San Francisco, CA 94111

Helge K. Lee, 51                          Chief Legal and Compliance Officer--North America for Chancellor LGT
Chief Legal and Compliance                since October 1997; Executive Vice President of the Asset Management
Officer and Secretary                     Division of Liechtenstein Global Trust since October 1996; Senior Vice
50 California Street, 27th Floor          President, General Counsel and Secretary of Chancellor LGT, GT Global,
San Francisco, CA 94111                   Inc., GT Investor Services, Inc. and G.T. Insurance Agency from February
                                          1996 to October 1996; Vice President, General Counsel and Secretary of
                                          LGT Asset Management, Inc., Chancellor LGT, GT Global, Inc., GT Investor
                                          Services, Inc. and G.T. Insurance Agency from May 1994 to February 1996;
                                          Senior Vice President, General Counsel and Secretary of
                                          Strong/Corneliuson Management, Inc. and Secretary of each of the Strong
                                          Funds from October 1991 through May 1994.

Margaret A. Riley, 34                     Director of Chancellor LGT Senior Secured Management, Inc. since
Chief Financial Officer                   November 1996; Director of Chancellor LGT Venture Partners, Inc. since
1166 Avenue of the Americas               October 1997; Managing Director and Chief Financial Officer of
New York, NY 10036                        Chancellor LGT since October 1997; Managing Director and Controller of
                                          Chancellor LGT from November 1996 to October 1997; Managing Director of
                                          Finance for Chancellor LGT from March 1989 to October 1996.

------------------------

(1) On October 31, 1996, Chancellor Capital Management, Inc. ("Chancellor Capital") merged with LGT Asset Management, Inc. (San Francisco), and the resulting entity was renamed Chancellor LGT Asset Management, Inc. Prior to October 31, 1996, Ms. Lesavoy, Ms. Riley and Mr. Young held positions only with Chancellor Capital.

EXECUTIVE OFFICERS OF THE FUND

    The executive officers of the Fund are listed below. The business address of each officer is 50 California Street, 27th Floor, San Francisco, California 94111.

    William J. Guilfoyle, age 39, has been President of the Fund since February 1997. Mr. Guilfoyle is also President of GT Global, principal distributor of the GT Global Mutual Funds. Additional information about Mr. Guilfoyle is provided above.

    Helge K. Lee, age 51, has been Vice President and Secretary of the Fund since May 1994. Additional information about Mr. Lee is provided above.

    Kenneth R. Chancey, age 52, has been Vice President and Chief Accounting Officer of the Fund since 1992. Additional information about Mr. Chancey is provided above.

                              GENERAL INFORMATION

SHAREHOLDER PROPOSALS

    Any shareholder who wishes to submit a proposal for consideration at the Fund's next annual shareholder meeting should submit such proposal to the Fund no later than November 30, 1998. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

SOLICITATION OF PROXIES

    The Fund will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares held of record by such persons. The Fund may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of Proxies by mail, officers of the Fund and employees of Chancellor LGT and its affiliates, without additional compensation, may solicit Proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by AIM and LGT.

    The Fund has retained Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist in the solicitation of proxies. You may receive a telephone call from this firm concerning this proxy solicitation. The Fund estimates that SCC will be paid fees and expenses currently estimated at $7,812 in connection with the solicitation, which amount may increase depending upon the nature and extent of the services provided.

OTHER MATTERS TO COME BEFORE THE MEETING

    The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement, but should any other matter requiring a vote of Shareholders arise, the Proxyholders will vote thereon according to their best judgment in the interests of the Fund.

REPORTS TO SHAREHOLDERS

    THE FUND WILL FURNISH TO SHAREHOLDERS, WITHOUT CHARGE AND UPON REQUEST, A COPY OF THE MOST RECENT ANNUAL REPORT AND A COPY OF THE MOST RECENT SEMI-ANNUAL REPORT FOLLOWING SUCH ANNUAL REPORT OF THE FUND. REQUESTS FOR SUCH REPORTS MAY BE MADE BY WRITING TO THE FUND AT 50 CALIFORNIA STREET, 27TH FLOOR, SAN FRANCISCO, CALIFORNIA 94111, OR BY CALLING (800) 824-1580.

    IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                    BY ORDER OF THE BOARD OF TRUSTEES,

                                    /s/ HELGE KRIST LEE

                                    HELGE KRIST LEE

                                    SECRETARY

                                    March 31, 1998

        [LOGO]

                        G.T. GLOBAL EASTERN EUROPE FUND

                                     PROXY
                   FOR THE ANNUAL MEETING OF SHAREHOLDERS ON
                                  MAY 20, 1998

                            ------------------------

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND

    The undersigned hereby appoints William J. Guilfoyle, Helge K. Lee and Michael A. Silver, and each of them separately, as Proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Annual Meeting of Shareholders of G.T. Global Eastern Europe Fund (the "Fund") to be held on May 20, 1998, at 1:00 p.m. Pacific time, at the offices of the Fund, 50 California Street, 26th Floor, San Francisco, California 94111, and any adjournment thereof (the "Meeting"), all the shares of beneficial interest in the Fund held of record by the undersigned on March 17, 1998, with discretionary power to vote upon such other business as may properly come before the Meeting.

    When properly executed, this Proxy will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the election of the nominees for Trustee as set forth in Proposal 1 and FOR Proposals 2a, 2b, 3 and 4.

    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

    If shares are held jointly, each shareholder named should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner."

HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

---------------------------------------------  ---------------------------------------------

---------------------------------------------  ---------------------------------------------

---------------------------------------------  ---------------------------------------------

G.T. GLOBAL EASTERN EUROPE FUND

    YOUR VOTE IS VERY IMPORTANT. Please help your Fund eliminate the expense of additional mailings by executing and returning this proxy as soon as possible. A postage-paid business reply envelope is enclosed for your convenience.

Mark box at right if an address change or comment has been noted on the reverse side of this             / /
card.

RECORD DATE SHARES:

                            THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE NOMINEES
                      FOR ELECTION AS TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

                                                                                                    FOR ALL
1. ELECTION OF TRUSTEES                                              FOR ALL     WITHHOLD ALL       EXCEPT
    William J. Guilfoyle                                                  / /            / /             / /
    Arthur C. Patterson
    Ruth H. Quigley
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s).

                                                                                                    FOR   AGAINST  ABSTAIN
2.      (a) To approve a new investment management agreement.                                       / /     / /      / /

2.      (b) To approve a sub-advisory agreement.                                                    / /     / /      / /

3.      To approve changes to the fundamental investment restrictions of the Fund.                  / /     / /      / /

To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to
                                                                                                                     / /
approve others, PLACE AN "X" IN THE BOX at right and indicate the number(s) (as set forth in the proxy statement)
of the investment restriction(s) you do not want to change on the line below.

        ----------------------------------------------------------------


                                                                                                    FOR   AGAINST  ABSTAIN

4.      To ratify of the selection of Coopers & Lybrand L.L.P. as the Fund's Independent Public     / /     / /      / /
        Accountant.

-----------------------------------------------------------   -----------------------------
Please be sure to sign and date this Proxy                    Date

-----------------------------------------------------------   -----------------------------
Shareholder sign here                                         Co-owner sign here

                                   EXHIBIT A
                        G.T. GLOBAL EASTERN EUROPE FUND
                         INVESTMENT MANAGEMENT CONTRACT
                    BETWEEN G.T. GLOBAL EASTERN EUROPE FUND
                            AND A I M ADVISORS, INC.

    Contract made as of            , 19  , between G.T. Global Eastern Europe
Fund, a Massachusetts business trust ("Fund"), and AIM Advisors, Inc. (the "Adviser"), a Delaware corporation.

    WHEREAS the Fund is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a closed-end management investment company; and

    WHEREAS the Fund desires to retain Adviser as investment manager to furnish certain investment advisory and portfolio management services to the Fund, and Adviser is willing to furnish such services;

    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. APPOINTMENT. The Fund hereby appoints Adviser as investment manager of the Fund for the period and on the terms set forth in this Contract. Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

    2.  DUTIES AS INVESTMENT MANAGER.

    (a) Subject to the supervision of the Fund's Board of Trustees ("Board"), Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents of the Fund. Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and the brokers and dealers through whom trades will be executed.

    (b) Adviser agrees that in placing orders with brokers and dealers it will attempt to obtain the best net results in terms of price and execution. Consistent with this obligation Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Fund or Adviser's other clients with research, analysis, advice and similar services. Adviser may pay to brokers and dealers, in return for research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to Adviser's determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of Adviser to the Fund and its other clients and that the total commissions or spreads paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to Adviser or any affiliated person thereof except in accordance with the federal securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Fund recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.

    (c) Adviser will oversee the maintenance of all books and records with respect to the securities transactions of the Fund, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Fund and which are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records which it maintains for the Fund upon request by the Fund.

    3. FURTHER DUTIES. In all matters relating to the performance of this Contract, Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Fund and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations.

    4. DELEGATION OF ADVISER'S DUTIES AS INVESTMENT MANAGER. With respect to the Fund, Adviser may enter into one or more contracts ("Sub-Advisory Contracts") with a Sub-Adviser in which Adviser delegates to such sub-adviser or the performance of any or all of the services specified in Paragraph 2 and 3 of this Contract, provided that: (i) each Sub-Advisory Contract imposes on the sub-adviser bound thereby all the duties and conditions to which Adviser is subject with respect to the delegated services under Paragraphs 2 and 3 of this Contract; (ii) each Sub-Advisory Contract meets all requirements of the 1940 Act and rules thereunder, and (iii) Adviser shall not enter into a Sub-Advisory Contract unless it is approved by the Board prior to implementation.

    5. SERVICES NOT EXCLUSIVE. The services furnished by Adviser hereunder are not to be deemed exclusive and Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Adviser, who may also be a Trustee, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

    6.  EXPENSES.

    (a) During the term of this Contract, the Fund will bear all expenses not specifically assumed by Adviser.

    (b) Expenses borne by the Fund will include but not be limited to the following: (i) all direct charges relating to the purchase and sale of portfolio securities, including the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (ii) fees payable to and expenses incurred on behalf of the Fund by Adviser under this Contract; (iii) investment consulting fees and related costs;
(iv) expenses of organizing the Fund; (v) costs incurred in connection with the issuance, sale or repurchase of the Fund's shares of beneficial interest; (vi) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Fund under federal and/or state securities laws and maintaining such registrations and qualifications; (vii) expenses of preparing and filing reports and other documents with governmental and regulatory agencies; (viii) fees and salaries payable to the Fund's Trustees who are not parties to this Contract or interested persons of any such party ("Independent Trustees"); (ix) all expenses incurred in connection with the Independent Trustees' services, including travel expenses; (x) taxes (including any income or franchise taxes) and governmental fees; (xi) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (xii) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund for violation of any law; (xiii) interest charges; (xiv) legal, accounting and auditing expenses, including legal fees of special counsel for the Independent Trustees; (xv) charges of administrators, custodians, transfer agents, pricing agents and other agents; (xvi) expenses of disbursing dividends and distributions; (xvii) costs of preparing share certificates; (xviii) expenses of setting in type, printing and mailing reports, notices and proxy materials for existing shareholders; (xix) expenses of obtaining and maintaining securities exchange listings of the Fund's shares of beneficial interest; (xx) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, employees and agents) incurred by the Fund; (xxi) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xxii) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xxiii) the cost of investment company literature and other publications provided by the Fund to its Trustees and officers; and (xxiv) costs of mailing, stationery and communications equipment.

    (c) Adviser will assume the cost of any compensation for services provided to the Fund received by the officers of the Fund and by the Trustees of the Fund who are not Independent Trustees.

    (d) The payment or assumption by Adviser of any expense of the Fund that Adviser is not required by this Contract to pay or assume shall not obligate Adviser to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

    7.  COMPENSATION.

    (a) For the services provided to the Fund under this Contract, the Fund shall pay the Adviser an annual fee, payable monthly, based upon the average weekly net assets of the Fund as forth in Appendix A attached hereto. Such compensation shall be paid solely from the assets of the Fund.

    (b) The fee shall be computed daily and paid monthly to Adviser on or before the last business day of the next succeeding calendar month.

    (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

    8. LIMITATION OF LIABILITY OF ADVISER AND INDEMNIFICATION. Adviser shall not be liable and the Fund shall indemnify Adviser and its directors, officers and employees, for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Adviser in the performance by Adviser of its duties or from reckless disregard by Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of Adviser, who may be or become an officer, Trustee, employee or agent of the Fund shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as an officer, partner, employee, or agent or one under the control or direction of Adviser even though paid by it.

    9.  DURATION AND TERMINATION.

    (a) This Contract shall become effective upon the date hereabove written, provided that this Contract shall not take effect with respect to the Fund unless it has first been approved (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities.

    (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from the above written date. Thereafter, if not terminated, with respect to the Fund this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

    (c) Notwithstanding the foregoing, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to Adviser or by Adviser at any time, without the payment of any penalty, on sixty days' written notice to the Fund. This Contract will automatically terminate in the event of its assignment.

    10. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities, when required by the 1940 Act.

    11. GOVERNING LAW. This Contract shall be construed in accordance with the laws of the State of Delaware (without regard to Delaware conflict or choice of law provisions) and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

    12. LICENSE AGREEMENT. The Fund shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as AIM Advisors, Inc. serves as investment manager or adviser to the Fund with respect to such series of shares.

    13. LIMITATION OF SHAREHOLDER LIABILITY. It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Fund personally, but shall only bind the assets and property of the Fund, as provided in the Fund's Agreement and Declaration of Trust. The execution and delivery of this Contract have been authorized by the Trustees of the Fund and shareholders of the Fund, and this Contract has been executed and delivered by an authorized officer of the Fund acting as such; neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Fund, as provided in the Fund's Agreement and Declaration of Trust.

    14. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "interested person," "assignment," "broker," "dealer," "investment adviser, "national securities exchange," "net assets," "prospectus," "sale," sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

Attest:                                        G.T. GLOBAL EASTERN EUROPE FUND

--------------------------------------------   By: -----------------------------------------
                                               Name:
                                               Title:

Attest:                                        A I M ADVISORS, INC.

--------------------------------------------   By: -----------------------------------------
                                               Name:
                                               Title:

                                   APPENDIX A
                                       TO
                        INVESTMENT MANAGEMENT AGREEMENT
                                       OF
                        G.T. GLOBAL EASTERN EUROPE FUND

    The Fund shall pay the Adviser, as full compensation for all services rendered and all facilities furnished hereunder, a management fee of 1.25% of the Fund's average weekly net assets for the calendar year computed in the manner used for the determination of the net asset value of shares of the Fund.

                                   EXHIBIT B
                        G.T. GLOBAL EASTERN EUROPE FUND
                             SUB-ADVISORY CONTRACT
                                    BETWEEN
                               AIM ADVISORS, INC.
                                      AND
          [CHANCELLOR LGT ASSET MANAGEMENT, INC.--NAME TO BE CHANGED]

    Contract made as of          , 1998, between AIM Advisors, Inc., a Delaware
corporation ("Adviser"), and [Chancellor LGT Asset Management, Inc.--name to be changed], a California corporation ("Sub-Adviser").

    WHEREAS Adviser has entered into an Investment Management Contract with G.T. Global Eastern Europe Fund ("Fund"), a closed-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

    WHEREAS Adviser desires to retain Sub-Adviser as sub-adviser to furnish certain advisory services to the Fund, and Sub-Adviser is willing to furnish such services;

    NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. APPOINTMENT. Adviser hereby appoints Sub-Adviser as sub-adviser of the Fund for the period and on the terms set forth in this Contract. Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

    2.  DUTIES AS SUB-ADVISER.

    (a) Subject to the supervision of the Fund's Board of Trustees ("Board") and Adviser, the Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management, with respect to all securities and investments and cash equivalents of the Fund. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and the brokers and dealers through whom trades will be executed.

    (b) Sub-Adviser agrees that in placing orders with brokers and dealers it will attempt to obtain the best net results in terms of price and execution. Consistent with this obligation Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Fund or Sub-Adviser's other clients with research, analysis, advice and similar services. Sub-Adviser may pay to brokers and dealers, in return for research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to Sub-Adviser's determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of Sub-Adviser to the Fund and its other clients and that the total commissions or spreads paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to Sub-Adviser or any affiliated person thereof except in accordance with the federal securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Fund recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.

    (c) Sub-Adviser will maintain all books and records with respect to the securities transactions of the Fund, and will furnish the Board and Adviser with such periodic and special reports as the Board or Adviser reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act,

Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Fund and which are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records which it maintains for the Fund upon request by the Fund.

    3. FURTHER DUTIES. In all matters relating to the performance of this Contract, Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Fund and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations.

    4. SERVICES NOT EXCLUSIVE. The services furnished by Sub-Adviser hereunder are not to be deemed exclusive and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Sub-Adviser, who may also be a Trustee, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

    5.  EXPENSES.

    (a) During the term of this Contract, the Fund will bear all expenses not specifically assumed by Sub-Adviser.

    (b) Expenses borne by the Fund will include but not be limited to the following: (i) all direct charges relating to the purchase and sale of portfolio securities, including the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (ii) fees payable to and expenses incurred on behalf of the Fund by Sub-Adviser under this Contract; (iii) investment consulting fees and related costs; (iv) expenses of organizing the Fund; (v) costs incurred in connection with the issuance, sale or repurchase of the Fund's shares of beneficial interest; (vi) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Fund under federal and/or state securities laws and maintaining such registrations and qualifications; (vii) expenses of preparing and filing reports and other documents with governmental and regulatory agencies; (viii) fees and salaries payable to the Fund's Trustees who are not parties to this Contract or interested persons of any such party ("Independent Trustees"); (ix) all expenses incurred in connection with the Independent Trustees' services, including travel expenses; (x) taxes (including any income or franchise taxes) and governmental fees; (xi) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (xii) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund for violation of any law; (xiii) interest charges; (xiv) legal, accounting and auditing expenses, including legal fees of special counsel for the Independent Trustees; (xv) charges of administrators, custodians, transfer agents, pricing agents and other agents; (xvi) expenses of disbursing dividends and distributions; (xvii) costs of preparing share certificates; (xviii) expenses of setting in type, printing and mailing reports, notices and proxy materials for existing shareholders;
(xix) expenses of obtaining and maintaining securities exchange listings of the Fund's shares of beneficial interest; (xx) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, employees and agents) incurred by the Fund; (xxi) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xxii) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xxiii) the cost of investment company literature and other publications provided by the Fund to its Trustees and officers; and (xxiv) costs of mailing, stationery and communications equipment.

    (c) Sub-Adviser will assume the cost of any compensation for services provided to the Fund received by the officers of the Fund and by the Trustees of the Fund who are not Independent Trustees.

    (d) The payment or assumption by Sub-Adviser of any expense of the Fund that Sub-Adviser is not required by this Contract to pay or assume shall not obligate Sub-Adviser to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

    7.  COMPENSATION.

    (a) For the services provided to the Fund under this Contract, the Adviser shall pay the Sub-Adviser an annual fee, payable monthly, based upon the average weekly net assets of the Fund as forth in Appendix A attached hereto.

    (b) The fee shall be computed daily and paid monthly to Sub-Adviser on or before the last business day of the next succeeding calendar month.

    (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

    8. LIMITATION OF LIABILITY OF SUB-ADVISER AND INDEMNIFICATION. Sub-Adviser shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance by Sub-Adviser of its duties or from reckless disregard by Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund to be rendering such service to or acting solely for the Fund and not as an officer, partner, employee, or agent or one under the control or direction of Sub-Adviser even though paid by it.

    9.  DURATION AND TERMINATION.

    (a) This Contract shall become effective upon the date hereabove written, provided that this Contract shall not take effect with respect to the Fund unless it has first been approved (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities.

    (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from the above written date. Thereafter, if not terminated, with respect to the Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

    (c) Notwithstanding the foregoing, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to Sub-Adviser or by Sub-Adviser at any time, without the payment of any penalty, on sixty days' written notice to the Fund. This Contract will automatically terminate in the event of its assignment.

    10. AMENDMENT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities, when required by the 1940 Act.

    11. GOVERNING LAW. This Contract shall be construed in accordance with the laws of the State of Delaware (without regard to Delaware conflict or choice of law provisions) and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

    12. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "interested person," "assignment," "broker," "dealer," "investment adviser," "national securities exchange," "net assets," "prospectus," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

Attest:                                        A I M ADVISORS, INC.

--------------------------------------------   By: -----------------------------------------
                                               Name:
                                               Title:

Attest:                                        CHANCELLOR LGT ASSET MANAGEMENT, INC. [Name
                                               to be Changed]

--------------------------------------------   By: -----------------------------------------
                                               Name:
                                               Title:

                                   APPENDIX A
                                       TO
                             SUB-ADVISORY CONTRACT
                        G.T. GLOBAL EASTERN EUROPE FUND

    The Adviser shall pay the Sub-Adviser, as full compensation for all services rendered and all facilities furnished hereunder, a sub-advisory fee of 0.60% of the Fund's average weekly net assets for the calendar year computed in the manner used for the determination of the net asset value of shares of the Fund.

GTFPX804  GTGCM-PS-98